As filed with the Securities and Exchange Commission on December 20, 2018
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	673	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	675	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Adam W. Smith
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on December 28, 2018 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 673 to the Registration Statement of Trust for Professional Managers is being filed to add the Fiera Capital STRONG Nations Currency Fund’s audited financial statements and certain related financial information for the fiscal year ended August 31, 2018 and to make other permissible changes under Rule 485(b).

Fiera Capital STRONG Nations Currency Fund

Institutional Class
(Symbol: SCAFX)

Investor Class
(Symbol: SCRFX)

Prospectus

December 28, 2018

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Fiera Capital STRONG Nations Currency Fund
A series of Trust for Professional Managers (the “Trust”)

The Investor Class shares of the Fiera Capital STRONG Nations Currency Fund are not currently offered for purchase.
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Summary Section

Investment Objective
The Fiera Capital STRONG Nations Currency Fund (the “Fund”) seeks to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	0.25%
Shareholder Servicing Fees	None	0.10%
Other Expenses	0.40%	0.40%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(1)	1.14%	1.49%
Less: Fee Waiver and/or Expense Reimbursement	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.04%	1.39%
(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the “Financial Highlights” section includes only the direct operating expenses incurred by the Fund and excludes Acquired Fund Fees and Expenses.

(2)
Pursuant to an operating expense limitation agreement between Fiera Capital Inc. (the “Adviser”), the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”))  do not exceed 1.00% of the Fund’s average daily net assets, through at least December 29, 2019.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The operating expense limitation agreement discussed in the table above is reflected only through December 29, 2019.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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1

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$106	$352	$618	$1,377
Investor Class	$142	$461	$804	$1,771

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.58% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to provide investors with the diversification benefits of currencies as an asset class.  Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in securities that expose the Fund to currencies of “STRONG nations,” as defined by the Adviser’s currency selection investment process set forth below.  To achieve its investment objective, the Fund normally invests in short maturity sovereign bonds, provincial bonds, obligations of multilateral institutions and forward currency contracts.  The Fund will invest in short-maturity bonds rated A- or A3 or better (or other comparable rating) by a nationally recognized statistical rating organization, or that are determined to be of comparable quality by the Adviser if the bond is unrated.

STRONG nations are nations and regions that share the following characteristics:

S	Sustainability Healthy Fiscal Trends
T	Transparency Readily Available Data
R	Regulatory Quality Rule of Law
O	Openness Freer Countries and FX (Foreign Exchange or Forex) Rates
N	National Fundamentals Healthier Economies and Financial Systems
G	Governance More Democratic

The Adviser’s investment strategy is intended to limit volatility.  The Adviser’s investment selection process identifies currencies for the Fund’s portfolio using an approach that combines top-down, bottom-up and quantitative analysis to examine the STRONG nations characteristics of a universe of nations that includes nations affiliated with the Organization for Economic Cooperation and Development (“OECD”), including developed nations and emerging markets.  The universe of STRONG nations from which the Adviser will make its investment selection for the Fund is composed of the current 34 OECD member countries, as well as those countries engaged in discussions to become OECD members, countries with enhanced engagement and those countries with OECD observer status.  This universe currently includes nations that are considered emerging markets.  However, the Adviser will only select those emerging markets that display the STRONG characteristics described in this Prospectus.  Currencies are selected for the Fund’s investment portfolio by applying the Adviser’s evaluation of STRONG nations characteristics in combination with indicators produced by leading research centers around the world.  The Fund may invest in approximately 8 to 12 currencies with roughly equal weightings, which the Adviser will rebalance on a monthly basis.  However, in certain cases smaller allocations may be made to nations that are strengthening and likely to become STRONG.  The currencies may be invested in liquid, short-duration securities, mitigating interest rate risk and credit risk.  The Fund may seek to hedge foreign currency exposures back in to the U.S. dollar during periods of dollar rally.
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The Fund is authorized to use various hedging and other strategic transactions.  In pursuing its investment goal, the Fund may enter into derivative currency transactions, including currency forwards.  The Fund's derivative transactions will typically be fully collateralized on a net basis.  The Fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and that the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Credit and Counterparty Risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, spot transactions, currency forwards, currency options or other OTC derivatives contracts, or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  By investing in fixed-income securities the Fund is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the Fund’s share price and income level.

•
Currency Exchange Rate Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in foreign currencies and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.  Additionally, the Fund may invest in a limited number of currencies.  As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value (“NAV”) and total return than if the Fund held a more diversified portfolio of currencies.

•
Currency Investment Risk.  The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies.  The price relationship between a foreign currency and the U.S. dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control.  In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market.  Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

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•
Hedging, Derivatives and Other Strategic Transactions Risk.  Hedging and other strategic transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to the Fund.  The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested.  Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in transactions in a down market, could become harder to value or sell at a fair price.  Furthermore, investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

•
Fixed Income Securities Risks.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Fixed income securities are also subject to credit risk, or the risk that an issuer will not make timely payments of principal and interest.

•
Foreign Securities Risk.  Investments in securities of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  The Fund may invest in emerging markets, which can involve higher degrees of risk as compared with developed economies.

•
Interest Rate Risk.  Interest rates may increase, causing a decline in bond prices.  Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk.  The impact and likelihood of local interest rate changes are difficult to predict given the various monetary policies of foreign countries.

•
Geographic Concentration Risk.  To the extent that the Fund focuses its investments in particular countries, nations or regions, the Fund may be subject to greater risks of adverse economic, political or regulatory events affecting those geographic locations.

•
Tax Risk.  As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”).  Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  On September 28, 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that gains from the sale or other disposition of foreign currencies constitute qualifying income.  However, these proposed regulations have not been finalized and could potentially be changed significantly before being finalized.  There can be no absolute assurances that the Fund will satisfy all requirements to be taxed as a RIC.

•
Non-Diversified Fund Risk.  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  However, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.fieracapitalfundsusa.com or by calling the Fund toll-free at 1-844-GOFIERA (1-844-463-4372).

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)
The returns shown in the bar chart are for Institutional Class shares of the Fund.  Investor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses, including sales charges (load) applicable to Institutional Class shares.  Institutional Class shares do not have a Rule 12b-1 distribution fee or shareholder servicing fee.  Investor Class shares are not currently offered for purchase.

The Fund’s calendar year-to-date return as of September 30, 2018 was -3.19%.  During the period shown in the bar chart, the best performance for a quarter was 5.95% (for the quarter ended March 31, 2016).  The worst performance was -4.37% (for the quarter ended September 30, 2014).

Average Annual Total Returns (for the Periods Ended December 31, 2017)	One Year	Five Year	Since Inception (8/31/12)

Institutional Class Shares
Return Before Taxes	4.14%	-3.18%	-2.71%
Return After Taxes on Distributions	3.31%	-3.34%	-2.87%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	-2.45%	-2.10%
BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.27%	0.26%

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After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for Institutional Class shares of the Fund, and after-tax returns of Investor Class shares would vary.

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser
Fiera Capital Inc. is the Fund’s investment adviser.

Portfolio Managers
Iraj Kani, Ph.D., Senior Vice President of the Adviser, has served as the lead and co-portfolio manager of the Fund since it commenced operations in August 2012.  Jonathan E. Lewis, Chief Investment Officer of the Adviser, served as the lead and co-portfolio manager of the Fund from the inception of the Fund in August 2012 to March 2018, and again from August 2018 to the present.

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (Fiera Capital STRONG Nations Currency Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-844-GOFIERA (1-844-463-4372), on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Investor Class
Minimum Initial Investment – All Accounts	$100,000	$2,500
Minimum Subsequent Investment – All Accounts	$10,000	$500
Automatic Investment Plan – Monthly Minimum	$10,000	$500

Tax Information
The Fund’s distributions will be taxed primarily as ordinary income unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund seeks to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.

Change in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.  The Fund may not make any change in its policy of investing in securities suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Investment Strategies
The Fund seeks to provide investors with the diversification benefits of currencies as an asset class.  Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in securities that expose the Fund to currencies of STRONG nations, as defined in this Prospectus.

STRONG nations are nations and regions that share the following characteristics:

S	Sustainability Healthy Fiscal Trends
T	Transparency Readily Available Data
R	Regulatory Quality Rule of Law
O	Openness Freer Countries and FX (Foreign Exchange or Forex) Rates
N	National Fundamentals Healthier Economies and Financial Systems
G	Governance More Democratic

The Adviser’s investment strategy is intended to limit volatility.  The Adviser selects STRONG nations currencies for the Fund from the universe of nations affiliated with the OECD, which include developed nations and emerging markets.  The universe of STRONG nations from which the Adviser will make its investment selection for the Fund is composed of the current 34 OECD member countries, as well as those countries engaged in discussions to become OECD members, countries with enhanced engagement and those countries with OECD observer status.  This universe currently includes nations that are considered emerging markets.  However, the Adviser will only select those emerging markets that display the STRONG characteristics described in this Prospectus.  The Adviser’s currency selection process will identify 8 to 12 STRONG nations currencies for the Fund’s portfolio using an approach that combines top-down, bottom-up and quantitative analysis to determine national strength and currency strength by reviewing a variety of factors that may include fiscal strength, trends in a nation’s balance of trade, the character and amount of freedom enjoyed by a nation’s citizens, trends in property rights, openness and transparency of national economic data and trends in a nation’s regulatory structure.  In making final determinations about a currency, the Adviser will also rely on qualitative factors drawing on the Adviser’s judgment and expertise in these areas.
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To achieve its investment objective, the Fund normally invests in short-maturity sovereign bonds, provincial bonds, obligations of multilateral institutions and forward currency contracts denominated in foreign currencies.  The Fund will invest in short-maturity bonds rated A- or A3 or better (or other comparable rating) by a nationally recognized statistical rating organization, or that are determined to be of comparable quality by the Adviser if the bond is “unrated.”  The Adviser seeks to mitigate interest rate risk and credit risk by selecting investments in liquid, short-maturity investments.

The Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  The Fund also enters into forward currency contracts.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

The Fund may seek to hedge foreign currency exposures back in to the U.S. dollar during periods of dollar rally, including long-term rallies tied to economic cycles and short-term rallies in response to market events.  The Adviser will monitor momentum and trend indicators, and will seek to capture intermediate to longer-term shifts in the value of foreign currencies compared to the U.S. dollar by hedging the Fund’s portfolio investments with forward currency contracts or by investing in U.S. dollar denominated instruments of STRONG nations or U.S. corporate bonds.  The Adviser may also seek to hedge a single currency, while other currency positions are maintained.

For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

The Fund is authorized to use various hedging and other strategic transactions.  In pursuing its investment goal, the Fund may enter into derivative currency transactions, including currency forwards.  The Fund's derivative transactions will typically be fully collateralized on a net basis.  The Fund's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Non-Principal Investment Strategies; Short Sales, Investments in ETFs and Other Investment Companies.  As a non-principal investment strategy, the Fund may engage in short sales of foreign currencies in addition to the approximately 8-12 currencies in which the Fund has taken long positions as part of its principal investment strategy.  The Fund may engage in a short sale if the Adviser’s analysis indicates a foreign currency is significantly overvalued or expected to underperform the market.  The Fund may also engage in a short sale to hedge risk, from time to time, but it does not expect to systematically engage in short sales for that purpose.  The Fund does not intend to invest in exchange traded funds (“ETFs”) or other investment companies as a principal investment strategy.  However, the Fund may, from time to time, invest in other investment companies, including ETFs, to invest indirectly in commodities such as gold and silver.  The expenses associated with investing indirectly in commodities through ETFs are typically lower than the expenses associated with investing directly in the underlying commodities.
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Note on Duration.  Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due, and does not take into account a security’s cash flow over time.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value in relation to changes in interest rates.  The Fund typically invests in short-maturity bonds, which have a duration of three years or less.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund.  The principal risks of investing in the Fund are:

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company.  As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Credit and Counterparty Risk.  The issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.  Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation.  By investing in fixed income securities, the Fund is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level.  Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments or their subdivisions or instrumentalities.

In addition, the Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements.  OTC derivatives transactions can be closed out with the other party to the transaction.  If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
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Currency Exchange Rate Risk.  In seeking exposure to foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.  Additionally, the Fund may invest in a limited number of currencies.  As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified portfolio of currencies.

Currency Investment Risk.  The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies.  The price relationship between a foreign currency with the U.S. dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control, such as the possibility that exchange controls could be imposed or modified, the overall growth and performance of the local economies, the trade and current account balance between the relevant countries, wars, major disasters and other unforeseeable events.  In addition, the official sector consists of central banks, other governmental agencies and multilateral institutions that buy, sell and hold foreign currencies as part of their reserve assets.  The official sector holds a significant amount of foreign currencies that can be mobilized in the open market.  In the event that future economic, political or social conditions or pressures require members of the official sector to buy or sell their currency simultaneously or in an uncoordinated manner, the demand for that foreign currency might not be sufficient to accommodate the sudden change in the supply of the foreign currency to the market.  Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

Hedging, Derivatives and Other Strategic Transactions Risk.  The ability of the Fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on the Adviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured.  The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select the Fund’s securities.  Even if the Adviser only uses hedging and other strategic transactions in the Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to the Fund.  The amount of loss could be more than the principal amount invested.  These transactions may also increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss.  For example, the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.  In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

The Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes.  Derivative instruments include currency forwards.  Derivatives may relate to currencies or currency exchange rates and related indexes.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.  Derivatives may be used in a way to efficiently adjust the exposure of the Fund to various currencies without the Fund actually having to sell existing investments and make new investments.  This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time.  Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.  To limit leverage risk, the Fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.
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Fixed Income Securities Risk.  Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Foreign and Emerging Market Securities Risk.  Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Interest Rate Risk.  Interest rates may increase, causing a decline in bond prices.  Prices fall because the bonds and notes in the Fund’s portfolio become less attractive to other investors when securities with higher yields become available.  Generally, the longer the maturity of a security or the longer a bond fund’s weighted average maturity, the greater its interest rate risk.  Because the Fund may invest in debt securities of any maturity, it carries more interest rate risk than a fund that invests in shorter-term securities.  In addition, changes in local interest rates may be more erratic than interest rates of the U.S.

Geographic Concentration Risk.  To the extent that the Fund focuses its investments in particular countries, nations or regions, the Fund may be subject to greater risks of adverse economic, political or regulatory events affecting those geographic locations.

Tax Risk.  As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code.  Although foreign currency gains currently constitute “qualifying income,” the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in securities (or options and futures with respect thereto).  On September 28, 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that gains from the sale or other disposition of foreign currencies constitute qualifying income.  However, these proposed regulations have not been finalized and could potentially be changed significantly before being finalized.  In the event the U.S. Treasury Department issues final regulations not treating foreign currency gains as “qualifying income,” the Board may authorize a significant change in investment strategy.
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Non-Diversified Fund Risk.  The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under federal securities laws.  The Fund may invest a greater percentage of its assets in the securities of a single issuer.  However, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Other Investment Companies Risk.  As a non-principal investment strategy, the Fund may invest in other investment companies.  Federal law generally prohibits a mutual fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Short Sales Risk.  As a non-principal investment strategy, the Fund may engage in short sales.  Short sales are transactions in which the Fund sells a security it does not own.  The Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Because the market price of the security sold short could increase without limit, a Fund could be subject to a theoretically unlimited loss.  The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  The Fund may also be required to pay a premium or interest to the lender of the security.  The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Exchange-Traded Funds Risk.  As a non-principal investment strategy, the Fund may invest in ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.
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Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available by contacting the Fiera Capital STRONG Nations Currency Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-844-GOFIERA (1-844-463-4372), or by visiting the Fund’s website at www.fieracapitalfundsusa.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Advisory Agreement”) with Fiera Capital Inc., located at 375 Park Avenue, 8th Floor, New York, New York 10152.  The Adviser is registered as an investment adviser with the SEC.  The Adviser is an indirect, wholly-owned subsidiary of Fiera Capital Corporation (“Fiera Capital”).  As of September 30, 2018, the Adviser managed over $26.2 billion in assets.  Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees.  For the fiscal year ended August 31, 2018, the Adviser received management fees of 0.60% (net of fee waivers) of the Fund’s average daily net assets.
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Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (exclusive of Excluded Expenses do not exceed an annual rate of 1.00% of the Fund’s average daily net assets.  Any waiver in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.  Any such reimbursement will be reviewed by the Board of Trustees.  This agreement is in effect through at least December 29, 2019, and may be terminated only by the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is included in the Fund’s annual report to shareholders dated August 31, 2018.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers

Jonathan E. Lewis
Mr. Lewis is Chief Investment Officer and Portfolio Manager of the Adviser, and a member of the Adviser’s Management Committee.  Mr. Lewis has managed the Samson Multicurrency Plus Strategy (SMP) since 2004.  This strategy seeks to provide purchasing power protection to investors concerned about the impact of a declining dollar.  SMP is an active currency management strategy which is benchmarked against the Federal Reserve Majors Index, a trade weighted basket of the currencies of the U.S.’s major trading partners.  He was most recently the Chief Fixed Income Strategist at OFFIT Investment Group (formerly OFFITBANK), where he joined in 1999.  In addition to his role at OFFIT, Mr. Lewis served as Managing Director of Fixed Income for Evergreen Private Asset Management.  From 1988 through 1999, Mr. Lewis was a Vice President with Skandia Asset Management, where he served as Head of Fixed Income, and a member of the firm’s Global Fixed Income Investment Policy Committee for the firm’s insurance related portfolios.  From 1986 to 1988, he was a money market trader at Dean Witter Reynolds.  He is the author of Spy Capitalism: Itek and the CIA (Yale University Press, 2002) and the co-author of CIA Deputy Director Richard Bissell’s memoirs – Reflections of a Cold Warrior (Yale University Press, 1996).  Mr. Lewis holds an MA from New York University Graduate School of Arts and Sciences, and an MBA from the Columbia University Graduate School of Business.  He is a Phi Beta Kappa graduate of the University of North Carolina at Chapel Hill.

Iraj Kani, Ph.D.
Mr. Kani is a Portfolio Manager of the Adviser.  Mr. Kani has provided quantitative modeling and analysis in support of the SMP since 2004.  His proprietary models and research have played a key role in establishing the Adviser’s currency outlooks.  Previously, Mr. Kani was the Vice President of Quantitative Strategies Group at Goldman Sachs from 1991 to 1998, where he was the senior modeler for the equity derivatives division.  Prior to joining Goldman Sachs, he was the member of quantitative modeling in the Fixed Income Derivatives Trading group at Bankers Trust.  Mr. Kani is the co-author of fundamental work in Implied Volatility Trees, Static Options Replication and Stochastic Local Volatility, has participated in numerous lectures and conferences, and is the co-recipient of the 1995 and 1996 Graham & Dodd Awards.  Mr. Kani received his Ph.D. in theoretical particle physics from the University of Oxford, his MS in particle physics from the University of Michigan, his MS degree in mathematics and his B.S. degrees in both mathematics and physics from the University of Minnesota.  He currently serves as an Adjunct Associate Professor of Financial Engineering in the Department of Industrial Engineering and Operations Research at Columbia University, and as fellow of Financial Mathematics at the Courant Institute of New York University.
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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class
The Fund offers Institutional Class shares and Investor Class shares in this Prospectus.  The Fund’s Investor Class shares are not currently offered for purchase.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.

Institutional Class Shares.  Institutional Class shares are offered for sale at NAV without the imposition of a sales charge, a Rule 12b-1 distribution fee or a shareholder servicing fee.  Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee may purchase Institutional Class shares, subject to investment minimums.

Investor Class Shares.  Investor Class shares are offered for sale at NAV without the imposition of a sales charge.  Investor Class shares are subject to a Rule 12b-1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.  Investor Class shares are also subject to a shareholder servicing fee of 0.10% of the average daily net assets of the Fund, computed on an annual basis. Investor Class shares of the Fund are not currently offered for purchase.

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Share Price
The price of the Fund’s shares is the Fund’s NAV.  The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the NYSE, which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated on days on which the NYSE is closed for trading.  If the NYSE closes early, the Fund will calculate its NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
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Each security owned by the Fund that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security is valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and OTC markets as published by an approved pricing service.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service.  Pricing services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Any discount or premium is accreted or amortized using the “constant yield” method until maturity.

Forward currency contracts are valued at the mean between the bid and asked prices.  Price quotations are available for a regularly scheduled settlement dates on these contracts, such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis, but are not offered for interim settlement dates.  The Fund will use interpolated fair value pricing derived from available quotations when the life of a forward currency contract is not the same as the settlement date for which quotations are available.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern time.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV.  In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary (as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders.  The Fund reserves the right to reject any application.  Your order will not be accepted until the Fund or the Transfer Agent receives a completed Account Application.

The Fund reserves the right to reject any purchase order if, in the Fund’s discretion, it is in its best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts	Institutional Class	Investor Class
Minimum Initial Investment – All Accounts	$100,000	$2,500
Minimum Subsequent Investment – All Accounts	$10,000	$500
Automatic Investment Plan – Monthly Minimum	$10,000	$500

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.
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Purchase Requests Must be Received in Good Order
Your share price will be the applicable price next calculated after the Transfer Agent or your authorized intermediary (“Authorized Intermediary”) receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund and share class you are investing in;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to “Fiera Capital STRONG Nations Currency Fund”.

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail
To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund, to one of the addresses below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent.  If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail
Fiera Capital STRONG Nations Currency Fund	Fiera Capital STRONG Nations Currency Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire
If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 1-844-GOFIERA (1-844-463-4372) to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:
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Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Fiera Capital STRONG Nations Currency Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank National Association, the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone
If you did not decline telephone privileges on the “Telephone Options” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 1-844-GOFIERA (1-844-463-4372).  You must also have submitted a voided check or a savings deposit slip to have banking information established on your account.  This option allows investors to move money from their bank account to their Fund account upon request.  Your account must have been opened 15 calendar days prior to the first telephone purchase and only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $25,000 for Institutional Class shares and $1,000 for Investor Class shares.  If your order is received by the Transfer Agent prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account any amount that you wish to invest, on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 1-844-GOFIERA (1-844-463-4372), or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
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If you place an order for the Fund’s shares through a financial intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the applicable price next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a P.O. Box number alone is not acceptable).

If you are opening an account in the name of certain legal entities (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-844-GOFIERA (1-844-463-4372).
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How to Redeem Shares
Orders to sell or “redeem” shares may be placed directly with the Fund or through an Authorized Intermediary.  If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem your Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by phone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held in IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds
You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund and share class you are redeeming from;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.  For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account.  The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire.  Please note that wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption.  In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request.
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The Fund typically expects it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.  Redemption proceeds will be sent to the address of record.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Please note, under unusual circumstances, the Fund may suspend redemptions, as permitted by federal securities law.  The Fund may also delay paying redemption proceeds, for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Redemptions in-Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Trust has reserved the right to satisfy redemption requests in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  These securities redeemed in-kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.  In addition, sales of such in-kind securities may generate taxable gains.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used in circumstances as described above, and may also be used during periods of stressed market conditions.  The Fund has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
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•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record; and
•	when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Fiera Capital STRONG Nations Currency Fund	Fiera Capital STRONG Nations Currency Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption
If you have been authorized to perform telephone transactions, you may redeem shares, in any amount, by instructing the Fund by telephone at 1-844-GOFIERA (1-844-463-4372).  A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption
Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a $15 fee per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Systematic Withdrawal Program
The Fund offers a systematic withdrawal program (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-844-GOFIERA (1-844-463-4372) for additional information regarding the SWP.
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The Fund’s Right to Redeem an Account
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund or for market reasons.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.  A redemption by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”
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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section above.  Neither the Fund nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to market close.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Fund is not responsible for delays due to communications or transmission outages, subject to applicable law.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

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Policies of Other Financial Intermediaries.  An Authorized Intermediary or its designee may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Closure of the Fund.  The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-844-GOFIERA (1-844-463-4372) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-844-GOFIERA (1-844-463-4372) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts.  IRA accounts will be charged a $15 annual maintenance fee.

Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor, and the Fund’s administrator and custodian, are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.
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Rule 12b-1 Distribution Plan and Shareholder Servicing Plan
The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Investor Class shares.  The amount of the fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.

The Fund has also adopted a Shareholder Servicing Plan on behalf of the Fund’s Investor Class shares that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts.  The amount of the shareholder servicing fee authorized is an annual rate of 0.10% of the Fund’s average daily net assets attributable to Investor Class shares.

Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Investor Class shares of the Fund and may cost you more than paying other types of sales charges.  Investor Class shares of the Fund are not currently offered for purchase.

Institutional Class shares of the Fund are not subject to a Rule 12b-1 distribution fee or shareholder servicing fee.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits, and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
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If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  Please consult your tax adviser before investing.

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November, or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax.  The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
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Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including redemptions in-kind) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions.  Please see the SAI for additional information regarding the foreign tax credit.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell or redeem those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights table below shows the Fund’s financial performance information for the Institutional Class shares of the Fund for the fiscal years ended August 31, 2018, 2017, 2016, 2015 and 2014.  Certain information reflects financial results for a single share of the Fund.  The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been derived from the Fund’s financial statements and financial highlights, which have been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s 2018 Annual Report to Shareholders, which is available free of charge upon request.
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29

Institutional Share Class
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$17.64	$17.09	$16.80	$18.40	$19.07

Income from investment operations:
Net investment income (loss)(1)	0.03	(0.01)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.05)	0.56	0.30	(1.59)	(0.66)
Total from investment operations	(1.02)	0.55	0.29	(1.60)	(0.67)

Less distributions paid:
From net investment income	(0.31)	—	—	—	(0.00)(2)
Total distributions paid	(0.31)	—	—	—	—

Net Asset Value, End of Year	$16.31	$17.64	$17.09	$16.80	$18.40

Total return	(5.82)%	3.22%	1.73%	(8.70)%	(3.51)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$60,637	$76,642	$77,559	$82,658	$75,889

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	1.10%	1.08%	1.04%	1.05%	1.20%
After waivers and reimbursements of expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses	0.10%	(0.15)%	(0.11)%	(0.11)%	(0.23)%
After waivers and reimbursements of expenses	0.20%	(0.07)%	(0.07)%	(0.06)%	(0.03)%

Portfolio turnover rate	29.58%	46.42%	237.80%	311.92%	131.27%

(1)	Per share net investment income/(loss) was calculated using average shares outstanding.
(2)	Rounds to less than $0.005 per share.

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30

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information the Fund receives about you on applications or other forms;
•	information you give the Fund orally; and/or
•	information about your transactions with the Fund or others.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund.  The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
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Investment Adviser
Fiera Capital Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202
Table of Contents - Prospectus

Fiera Capital STRONG Nations Currency Fund
A series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-GOFIERA (1-844-463-4372), by visiting the Fund’s website at www.fieracapitalfundsusa.com or by writing to:

Fiera Capital STRONG Nations Currency Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Reports and other information about the Fund is available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s SEC Investment Company Act of 1940 file number is 811‑10401)
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Fiera Capital STRONG Nations Currency Fund

Institutional Class
(Trading Symbol: SCAFX)
Investor Class
(Trading Symbol: SCRFX)

Statement of Additional Information

December 28, 2018

This Statement of Additional Information (“SAI”) provides general information about Fiera Capital STRONG Nations Currency Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated December 28, 2018 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  The Fund’s audited financial statements for the fiscal year ended August 31, 2018 are incorporated herein by reference to the Fund’s 2018 Annual Report to Shareholders.  To obtain a copy of the Prospectus and/or the Fund’s 2018 Annual Report to Shareholders, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.fieracapitalfundsusa.com.

Fiera Capital STRONG Nations Currency Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-844-GOFIERA (1-844-463-4372)

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The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a non-diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of twenty-seven other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.  Effective March 1, 2016, the Fund’s name changed from the Samson STRONG Nations Currency Fund to Fiera Capital STRONG Nations Currency Fund.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund has two classes of shares: Institutional Class shares and Investor Class shares. Effective May 30, 2014, Investor Class shares were closed to all new purchases and converted into the Fund’s Institutional Class shares. Investor Class shares of the Fund are not currently offered for purchase. The decision and timing for any future opening or closing of the Investor Class shares will be at the discretion of the Adviser (defined below), subject to the approval of the Board.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series or class are borne by that series or class.  Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser for the Fund.
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Investment Policies, Strategies and Associated Risks

Investment Objective
The Fund seeks to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Diversification
The Fund is non‑diversified.  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is non-diversified, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of those companies.  As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so, except as otherwise provided in the Prospectus.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing or illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Foreign Currencies
The Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.
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Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

While many forms of currency risk exist, the above discussion outlines notable themes to be considered.

The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business.  As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value (the “NAV”) per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the high quality, short-term debt instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency Transactions and Forward Currency Contracts.  The Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  The Fund also enters into forward currency contracts.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are usually entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
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The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts could create a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market or currency market in a particular foreign currency is small or relatively illiquid.  In certain cases non-deliverable forwards may be used.

The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.  It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently does not intend to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
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Since the Fund invests in high quality short term debt denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Options.  The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter (“OTC”) market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.  The Fund does not intend to generate premium by selling options.

Foreign Investments
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  Foreign securities in which the Fund invests will be purchased in OTC markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
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Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a securities of a foreign issuer, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Bonds, Debt and Fixed Income Obligations
The Fund may invest in bonds and other types of debt and fixed income obligations of U.S. and foreign issuers, including bonds, notes and debentures issued by corporations and U.S. and foreign Government securities.  These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity.

The Fund may invest in investment grade bonds, debt and fixed-income obligations.  Investment grade debt securities have received a rating from S&P Global Ratings (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities.  The Fund does not intend to invest in non-investment grade debt securities (typically called “junk bonds”), which have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade.  See Appendix A for descriptions of these rating categories.  The Fund intends to purchase short to intermediate maturity instruments with a maximum maturity of 5 years.  The average duration of the portfolio will generally not exceed 2 years.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.
Table of Contents - Statement of Additional Information

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of governmental entities throughout the United States and its territories to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance.  Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.  The Fund will not be able to declare and pay tax-exempt distributions unless at least 50% of the value of its total assets at the end of each year consists of qualifying municipal securities.

Certain of the municipal securities held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest.  The insurance policies will usually be obtained by the issuer of the municipal security at the time of its original issuance.  In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders.  There is, however, no guarantee that the insurer will meet its obligations.  In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.  The Fund may, from time to time, invest more than 25% of its assets in municipal securities covered by insurance policies.
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The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions.

Certain types of municipal securities (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities.  State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.  The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal securities purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions.  Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund’s portfolio securities and its ability to maintain a stable NAV and share price.  Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

The Fund may purchase put options on municipal securities.  A put gives the Fund the right to sell a municipal security at a specified price at any time before a specified date.  A put will be sold, transferred or assigned only with the related municipal security.  The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.  The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security’s cost and reducing its yield.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities.  For example, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their calculations of federal alternative minimum taxable income.  The Adviser cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal securities, or which proposals, if any, might be enacted.  Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by the Fund and the liquidity and value of its portfolio.  In such an event, the Adviser would reevaluate the Fund’s investment objective and policies and consider possible changes in its structure or possible dissolution.

U.S. Government Obligations.  The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.
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Zero-Coupon Securities.  The Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation.  Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on his or her investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make required distributions to shareholders before the Fund receives any cash payments on its investment.  As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient income for maintaining its status as a RIC under Subchapter M of the Code.

Foreign Debt.  The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies issued by foreign national, provincial, state or municipal governments or their political subdivisions, international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community), and foreign corporations.  Investments in foreign debt and fixed income securities are subject to the general risks of investing in bonds, debt and fixed income securities, as well as the risks described under “Foreign Investments,” above.

Credit Ratings.  In general, the ratings of nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities that they rate.  These ratings will be used by the Adviser as part of the initial criteria for the selection of securities.  Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the securities.  It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events.  The rating agencies may suspend, reduce or withdraw the ratings on a particular security.  Any reduction in, or suspension or withdrawal of, the rating assigned to a particular security would probably reduce the market value of such security and may affect the Fund’s ability to sell it.  Recently, several rating agencies have reduced the ratings of certain securities, which reductions have precipitated sharp reductions in market values of the downgraded securities and other similar issues.

Investment Companies and Exchange Traded Funds
The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds (“ETFs”). The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds).  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%.  Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
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If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Options, Futures and Related Strategies

General.  As a non-principal strategy, the Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.
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The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.
Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.
Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

3.
As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
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Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Commodities, Currencies and Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.
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If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
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Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
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If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Commodity Pool Operator Exclusion.  The Adviser currently intends to operate the Fund in compliance with the requirements of Rule 4.5 of the CFTC regulations under the Commodity Exchange Act (the “CEA”).  As a result, the Fund is not deemed to be a “commodity pool” under the CEA and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes.  Provided the Fund operates within the limits of Rule 4.5, the Adviser will be excluded from registration with and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund.  If the Fund were no longer able to claim the exclusion, the Fund and the Adviser, to the extent trading in commodity interests, would be subject to regulation and registration under the CEA.

To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Fund of CFTC requirements is uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Fund.  The effects of these regulatory changes could reduce investment returns or limit the Fund’s ability to implement its investment strategy.  Investors in the Fund and their financial advisers should consider whether the Fund’s potential status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Fund.

Short Sales
The Fund may engage in short sales of securities as a non-principal investment strategy.  In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.  To complete the transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
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Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Illiquid Securities
The Fund is limited by its restrictions to investing only up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  On or about June 1, 2019, in connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” will be defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.
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Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

2.	borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

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3.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

4.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities, or investing in precious metals in accordance with the Fund’s investment objective and policies set forth in the Prospectus;

6.	make loans of money (except for the lending of the Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

7.
with respect to 50% of its total assets, invest 5% or more of its total assets, computed at the time of investment, in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies); or

8.
invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Investment Restrictions
The following lists the non-fundamental investment restrictions applicable to the Fund.  These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.	invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities(1); and

2.	make any change in its policy of investing in securities suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

(1)
Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, OTC options, and repurchase agreements providing for settlement in more than seven days after notice.  On or about June 1, 2019, in connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” will be defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

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Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	28
Retired (2011 – present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	28	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-Present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A
Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.
N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, and the Fund’s administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements with the Adviser, Distributor, and the Fund’s administrator, custodian and transfer agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal “Board Meetings,” which are held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is composed of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Trustee who is a “interested person” of the Trust (the “Interested Trustee”) – Mr. Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is a board member and an interested person of the Distributor, which acts as principal underwriter to the Fund and many of the Trust’s other underlying funds.  Mr. Neuberger also serves as President and Chief Operating Officer of U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator.  The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.
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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as an Independent Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001.  Dr. Akers has been a Professor of Accounting at Marquette University since 2004, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor of Accounting at Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as an Independent Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA Mutuals since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since 2009.  Mr. Siegel previously served as an Independent Manager of the Ramius IDF fund complex from 2010-2015, which was composed of two closed-end investment companies.  Mr. Siegel previously served as an independent trustee of Gottex Trust, an open-end investment company from 2010-2016.  Mr. Siegel previously served as a trustee of the Gottex Multi-Asset Endowment fund complex from 2010 to 2015, and as a trustee of the Gottex Multi-Alternatives fund complex from 2010 to 2015, each of which is composed of three closed-end investment companies.  He also served as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since 2001.  Mr. Neuberger previously served as a trustee of USA Mutuals, an open-end investment company, from 2001 to 2018, and as a Trustee of Buffalo Funds, an open-end investment company, from 2003 to 2017.  Mr. Neuberger has served as President of Fund Services, a multi-line service provider to mutual funds, since 2017, and as Chief Operating Officer of Fund Services since 2016.  Mr. Neuberger previously served as Executive Vice President of Fund Services from 1994 to 2017.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.
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Trustee Ownership of Fund Shares
As of December 31, 2017, no Trustee of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of December 31, 2017, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund’s Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.  The Audit Committee met once with respect to the Fund during the Fund’s prior fiscal year.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska. and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.  Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  The Nominating Committee met once during the Fund’s prior fiscal year.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Cullen Small, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.  The Valuation Committee did not meet with respect to the Fund during the Fund’s prior fiscal year.
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Trustee Compensation
For their service as Trustees, the Independent Trustees receive from the Trust a retainer fee of $50,000 per year, $3,750 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings(1).  Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended(1).  The chairman of the Audit Committee receives an annual retainer of $2,500.  Interested Trustees do not receive any compensation for their service as Trustee.  For the fiscal year ended August 31, 2018, the Trustees received the following compensation from the Fund:

Name of Person/Position	Aggregate Compensation from the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(3) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(4)(5)	$2,564	None	None	$82,500
Gary A. Drska, Independent Trustee(4)	$2,479	None	None	$80,000
Jonas B. Siegel, Independent Trustee(4)	$2,479	None	None	$77,250
Joseph C. Neuberger, Interested Trustee	None	None	None	None

(1)
Effective January 1, 2019, the Independent Trustees will receive a retainer fee of $52,250 per year and $4,000 for each in-person Board meeting attended.  Also, effective January 1, 2019, members of the Audit Committee will receive $1,750 for each meeting of the Audit Committee attended.

(2)	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(3)	There are currently twenty-seven other portfolios comprising the Trust.
(4)	Audit Committee member.
(5)	Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of November 30, 2018, no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of shares of the Fund.  As of November 30, 2018, the following shareholders were principal shareholders of the Fund:
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Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services For the Exclusive Benefit of Our Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	53.64%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	28.67%	Record	The Charles Schwab Corporation	DE
Citi Private Bank 480 West Washington Boulevard, 15th Floor Jersey City, NJ 07310-2053	13.45%	Record	N/A	N/A

Investment Adviser
Investment advisory services are provided to the Fund by the Adviser, Fiera Capital Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”) approved by shareholders of the Fund on May 27, 2015 and effective on October 30, 2015.  Effective October 30, 2015, Fiera Capital acquired 100% of the equity of Samson Capital Advisors LLC (“Samson”), the Fund’s prior investment adviser.  On November 9, 2015, Samson’s advisory business was assumed by and combined with Fiera Capital Inc.  The Adviser is an indirect, wholly-owned subsidiary of Fiera Capital Corporation.  Fiera Capital Corporation is a publicly traded management firm with headquarters in Montreal, Canada.  Founded in 2003, Fiera Capital Corporation has offices across North America and has over $26.2 billion (Canadian) in assets under management.

The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on a rate equal to 0.70% of the Fund’s average annual net assets, as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.
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The table below sets forth the advisory fees accrued by the Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or reimbursed by the Adviser, and the total advisory fees paid by the Fund to the Adviser under the Advisory Agreement.  For the fiscal years ended August 31, 2018, 2017 and 2016, the Adviser received the following advisory fees:

Fiscal Year Ended	Advisory Fee	(Waiver)	Advisory Fee after Waiver
August 31, 2018	$474,449	($68,448)	$406,001
August 31, 2017	$520,166	($55,186)	$464,980
August 31, 2016	$553,782	($31,381)	$522,401

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to waive management fees payable to it by the Fund and/or to reimburse the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation)) to the limit set forth in the “Fees and Expenses of the Fund” table in the Prospectus.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratio, after recoupment has been taken into account to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Portfolio Managers
As disclosed in the Prospectus, Mr. Jonathan E. Lewis and Mr. Iraj Kani, Ph.D. serve as the lead and co-portfolio managers of the Fund, respectively (together, the “Portfolio Managers”).

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of August 31, 2018.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Jonathan Lewis
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	104	$1,205	0	$0
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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Iraj Kani
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

Portfolio Manager Compensation
The Portfolio Managers are compensated by a combination of base salary plus a short-term incentive program.  The amount of salary and bonus paid to the eligible Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support.  As part of their compensation, the Portfolio Managers also have 401(k) plans that enable them to direct a percentage of their pre-tax salary and bonus (matched up to 4% by the Adviser) into a tax-qualified retirement plan.

Ownership of Securities in the Fund by the Portfolio Managers
As of August 31, 2018, the Portfolio Managers beneficially owned shares of the Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jonathan Lewis	$10,001 - $50,000
Iraj Kani	$1 - $10,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator.  Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
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Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily nets assets.  Fund Services is also entitled to certain out-of-pocket expenses.  In addition to its role as Administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, Fund Services received the following fees from the Fund under the Administration Agreement:

Administration Fees Paid During Fiscal Year Ended August 31,
2018	2017	2016
$79,811	$84,312	$89,864

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Fund and the Independent Trustees.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 East Wells Street, Milwaukee Wisconsin 53202, serves as the independent registered public accounting firm for the Fund.

Distribution and Servicing of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin, 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the FINRA.

The Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act).  The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.
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During the last fiscal year, the Distributor did not receive any net underwriting commissions on the sale of the Fund’s shares.

Rule 12b-1 Distribution Plan
The Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class shares of the Fund.  Under the Distribution Plan, the Fund pays a Rule 12b-1 fee to the Distributor (the “Distribution Fee”) for promotion and distribution of Investor Class shares of the Fund.  The Distribution Fee is an annual fee at the rate of 0.25% of the Fund’s average daily NAV attributable to Investor Class shares.  Institutional Class shares of the Fund are not subject to the Distribution Plan and do not pay Rule 12b-1 distribution fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Investor Class shares of the Fund.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Investor Class shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

For the fiscal year ended August 31, 2018, the Investor Class shares of the Fund did not incur any Rule 12b-1 fees.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose.  It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Investor Class shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  The Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Qualified Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit shareholders.  In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to holders of Investor Class shares.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.
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As noted above, the Distribution Plan provides for the ability to use Investor Class assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Investor Class shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Investor Class shares of the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Investor Class shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s Investor Class shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Investor Class shares of the Fund are not currently offered for purchase.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Investor Class to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Investor Class shares.  The Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Investor Class shareholders.

For the fiscal year ended August 31, 2018, the Investor Class shares of the Fund did not pay any shareholder servicing fees.

Investor Class shares of the Fund are not currently offered for purchase.
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Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors available, will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.
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The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during the most recent fiscal year.  The Fund did not acquire any securities of its “regular brokers or dealers” during the fiscal year ended August 31, 2018.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  No such transactions were made during the fiscal year ended August 31, 2018.

The following table shows the amounts paid by the Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Year Ended August 31,
2018	2017	2016
$5,594	$5,639(1)	$10,048
(1)	The decrease in brokerage commissions from 2016 to 2017 is attributable to a decrease in trading activity of gold ETFs.

Portfolio Turnover
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders as ordinary income.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

Following are the portfolio turnover rates for the fiscal years indicated below:

Portfolio Turnover Rate During Fiscal Year Ended August 31,
2018	2017
29.58%	46.42%

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Code of Ethics
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight.  The Proxy Voting Policies of the Adviser are described below.  The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser seeks to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest.  The Adviser considers shareholders’ best economic interests over the long term, that is, the common interest of all shareholders over time.  The Adviser generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies.  If a client requests their proxies be voted in a specific way on a specific issue, the Adviser will inform the client that it cannot accommodate such requests.  Consequently, the Adviser typically votes solicited proxies identically for all client accounts for which it has discretionary authority.  The Adviser’s general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues.  The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Adviser’s discretion.  Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations.  In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.  If the Adviser frequently disagrees with an issuer’s management, it will generally sell that issuer’s stock.  The Adviser typically will not accommodate specific client requests to vote proxies in a specific manner, and as a result, will generally vote solicited proxies identically for all clients over which it has discretionary authority, including the Fund.

In some cases, the cost of voting a proxy may outweigh the expected benefits.  For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.  The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
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In certain cases, securities on loan as part of a securities lending program may not be voted.  Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.  The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.

In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-844-GOFIERA (1-844-463-4372) or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Elizabeth B. Scalf has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:
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•	the disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;

•
the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;

•
the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with order flow information;

•	the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•
the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

•
the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics.  It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor.  In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of the Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, on or about the 15th calendar day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  The Fund also provides monthly portfolio holdings information to Morningstar, Inc. on or about the 15th calendar day following each month end.  The Fund’s net currency exposures are available on the Fund’s monthly fact sheets posted on the Fund’s website, www.fieracapitalfundsusa.com.  The Fund also discloses on its website a complete list of portfolio holdings each calendar quarter.  Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
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Any suspected breach of this policy must be reported immediately to the CCO, or to the chief compliance officer of the Adviser who must report it to the CCO.  The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.  If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service.  Pricing services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from an approved pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Any discount or premium is accreted or amortized using the constant yield method until maturity.

Forward currency contracts are valued at the mean between the bid and asked prices.  Price quotations are available for a regularly scheduled settlement dates on these contracts, such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis, but are not offered for interim settlement dates.  The Fund will use interpolated fair value pricing derived from available quotations when the life of a forward currency contract is not the same as settlement date for which quotations are available.
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Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m., Eastern time.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV after the Financial Intermediary received the request.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s applicable price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to satisfy, in kind, redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.  Redemptions in kind are taxed in the same manner as redemptions paid in cash.  In addition, sales of in-kind securities may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect.  These changes could impact the Fund’s investment or the tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  There may be other federal, state, foreign or local tax considerations to a particular shareholder.  No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section.  Please consult your tax adviser before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes.  If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.
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To qualify as a RIC, the Fund must derive at least 90% of its gross income from “qualifying income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership.  Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  On September 28, 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that gains from the sale or other disposition of foreign currencies is qualifying income.  However, these proposed regulations have not been finalized.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12‑month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gains from foreign currency transactions, less expenses.  Net capital gain is the excess of net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund.  The Fund may elect to defer certain losses for tax purposes.  At August 31, 2018, the Fund deferred, on a tax basis, late-year ordinary losses of $(1,666,171).  At August 31, 2018 the Fund had the following tax basis capital losses which may be carried forward to offset future capital gains indefinitely.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Short-Term	Long-Term
$(367,286)	$(822,961)

Distributions of investment company taxable income are taxable to shareholders as ordinary income.  For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends‑received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares.  The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.
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Distributions of net capital gain are taxable as long‑term capital gain regardless of the length of time shares have been held.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends‑received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional Fund shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November, or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax (in addition to the regular income tax).  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable gain or loss.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss.  However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption.  If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

The Fund’s transactions, if any, in options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018 to: (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items, (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
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If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions.  Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax.  The Fund will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions if the Fund makes this election.  The Code may limit a shareholder’s ability to claim a foreign tax credit.  Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S.  This withholding rate may be lower under the terms of a tax convention.

Distributions
The Fund will generally receive income primarily in the form of interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward will be distributed with net investment income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders.  Net capital losses of the Fund may be carried over indefinitely, and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax adviser.
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Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated.  Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder sells or redeems such shares.  This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”).  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss.  If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all covered shares in an account regardless of holding period, and covered shares sold or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
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You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the 2018 Annual Report to Shareholders of the Fund are incorporated herein by reference.
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APPENDIX A - RATINGS DEFINITIONS

S & P Global Ratings Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
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SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

1.  Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2.  Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

3.  Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

4.  Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5.  Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1.  Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2.  Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
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3.  U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

4.  Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

5.  Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

6.  Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

7.  Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1.  Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

2.  Structured finance: ‘sf’ identifier
The ‘sf’ identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness. For detailed information on the instruments assigned the ‘sf’ identifier, please see "S&P Announces Changes To The List of Instruments Carrying The Structured Finance Identifier" in Section VIII, under "Related Research."

Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application was not received or accepted.

2.  The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4.  The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

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Fitch’s National Credit Ratings

National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.

As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.

A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.

National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.

In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.
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•
National scale ratings are only directly comparable with other national ratings in the same country.  There is a certain correlation between national and global ratings but there is not a precise translation between the scales.  The implied vulnerability to default of a given national scale rating will vary over time.

•
The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary  union.

RD(xxx):  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.
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“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
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LONG-TERM RATINGS

S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:

—	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation and the promise we impute; and

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issuer Credit Ratings

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
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B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.
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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
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* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx) ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx) ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

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RD(xxx):  Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
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MUNICIPAL NOTE RATINGS

S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations :

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

D
'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions

See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
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MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
Table of Contents - Statement of Additional Information

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.

Reviewed November 26, 2018

Table of Contents - Statement of Additional Information

TRUST FOR PROFESSIONAL MANAGERS
PART C

FIERA CAPITAL STRONG NATIONS CURRENCY FUND

OTHER INFORMATION

Item 28.     Exhibits.

(a)			Declaration of Trust.
(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)
Amended and Restated By-Laws previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)		(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 524 to its Registration Statement on Form N-1A with the SEC on December 15, 2015, and is incorporated by reference.

		(ii)	First Amendment to the Investment Advisory Agreement – Filed Herewith.
(e)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 628 to its Registration Statement on Form N-1A with the SEC on December 19, 2017, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)		(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 328 to its Registration Statement on Form N-1A with the SEC on August 21, 2012, and is incorporated by reference.
(ii)
First Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 475 to its Registration Statement on Form N-1A with the SEC on December 12, 2014, and is incorporated by reference.

(iii)
Second Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 628 to its Registration Statement on Form N-1A with the SEC on December 19, 2017, and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 328 to its Registration Statement on Form N-1A with the SEC on August 21, 2012, and is incorporated by reference.

(ii)
First Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 628 to its Registration Statement on Form N-1A with the SEC on December 19, 2017, and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 328 to its Registration Statement on Form N-1A with the SEC on August 21, 2012, and is incorporated by reference.

(ii)
First Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 628 to its Registration Statement on Form N-1A with the SEC on December 19, 2017, and is incorporated by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 328 to its Registration Statement on Form N-1A with the SEC on August 21, 2012, and is incorporated by reference.

(ii)
First Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 628 to its Registration Statement on Form N-1A with the SEC on December 19, 2017, and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 643 to its Registration Statement on Form N-1A with the SEC on March 22, 2018, and is incorporated by reference.
	(5)		Amended and Restated Operating Expense Limitation Agreement – Filed Herewith.
(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel – was previously filed with Registrant’s Post-Effective Amendment No. 328 to its Registration Statement on Form N-1A with the SEC on August 21, 2012, and is incorporated by reference.

	(2)		Consent of Counsel – Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)			Omitted Financial Statements – Not Applicable.
(l)			Agreement Relating to Initial Capital.
(1)
Initial Capital Agreement was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)
Amended and Restated Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 387 to its Registration Statement on Form N-1A with the SEC on July 1, 2013, and is incorporated by reference.

(2)
Shareholder Servicing Plan was previously filed with Registrant’s Post-Effective Amendment No. 387 to its Registration Statement on Form N-1A with the SEC on July 1, 2013, and is incorporated by reference.

(n)
Amended and Restated Rule 18f-3 Plan was previously filed with Registrant’s Post-Effective Amendment No. 387 to its Registration Statement on Form N-1A with the SEC on July 1, 2013, and is incorporated by reference.

(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 672 to its Registration Statement on Form N-1A with the SEC on December 19, 2018, and is incorporated by reference.

(2)
Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 588 to its Registration Statement on Form N-1A with the SEC on December 16, 2016, and is incorporated by reference.

(3)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 430 to its Registration Statement on Form N-1A with the SEC on March 21, 2014, and is incorporated by reference.

Item 29.     Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.
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Item 30.     Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.     Business and Other Connections of Investment Adviser

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser for Fiera Capital STRONG Nations Currency Fund (the “Fund”).  The principal business address of the Adviser is 375 Park Avenue, 8th Floor, New York, New York 10152.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated June 13, 2018.  The Form ADV for the Adviser may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.     Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolio Trust
3

Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	Chairperson and Trustee
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1)     This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)     This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)     This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not Applicable.

Item 33.     Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, New York 10152
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

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Item 34.     Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.     Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 673 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 673 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 20th day of December, 2018.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 673 to its Registration Statement has been signed below on December 20, 2018 by the following persons in the capacities indicated.

Signature	Title
/s/ Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
/s/ Michael D. Akers* Michael D. Akers	Independent Trustee
/s/ Gary A. Drska* Gary A. Drska	Independent Trustee
/s/ Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
/s/ Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By:       /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 643 to its Registration Statement
on Form N-1A with the SEC on March 22, 2018,
and is incorporated by reference.

6

EXHIBIT INDEX

Exhibit	Exhibit No.
First Amendment to the Investment Advisory Agreement	EX-99.d.(ii)
Amended and Restated Operating Expense Limitation Agreement	EX-99.h.5
Consent of Counsel	EX-99.i.2
Consent of Independent Registered Public Accounting Firm	EX-99.j.1